SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2003

CytRx Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15327	58-1642750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11726 San Vicente Blvd., Suite 650, Los Angeles, CA	90049
(Address of Principal Executive Offices)	(Zip Code)

(310) 826-5648

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

On May 29, 2003, CytRx Corporation completed a private placement of its common stock and warrants to purchase shares of common stock. A press release announcing the foregoing sale of securities was issued by CytRx on May 30, 2003. The foregoing press release and the forms of documents entered into in connection with the offering are filed as exhibits to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Form of Warrant for the Purchase of Shares of Common Stock, dated May 29, 2003, issued to the Purchasers by CytRx Corporation.

10.1	Form of Securities Purchase Agreement, dated as of May 29, 2003, entered into by and among CytRx Corporation and the Purchasers.

10.2	Form of Registration Rights Agreement, dated as of May 29, 2003, entered into by and among CytRx Corporation and the Purchasers.

99.1	Press release issued May 30, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION
(Registrant)

Date: May 30, 2003

	By:	/s/ STEVEN A. KRIEGSMAN
	Name:	Steven A. Kriegsman
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant for the Purchase of Shares of Common Stock, dated May 29, 2003, issued to the Purchasers by CytRx Corporation.

10.1	Form of Securities Purchase Agreement, dated as of May 29, 2003, entered into by and among CytRx Corporation and the Purchasers.

10.2	Form of Registration Rights Agreement, dated as of May 29, 2003, entered into by and among CytRx Corporation and the Purchasers.

99.1	Press release issued May 30, 2003.

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